                       THIRD AMENDMENT TO CREDIT AGREEMENT

     This AMENDMENT TO CREDIT AGREEMENT dated as of December 1, 1995 (the "THIRD AMENDMENT DATE") between MICRO BIO-MEDICS, INC., a corporation organized under the laws of the State of New York (the "BORROWER"), and each of the Banks which is a signatory hereto (individually a "BANK" and collectively the "BANKS") and THE CHASE MANHATTAN BANK, N.A., a national banking association organized under the laws of the United States of America, as agent for the Banks (in such capacity, together with its successors in such capacity, the "AGENT").

     PRELIMINARY STATEMENT. The Borrower, the Banks and the Agent entered into a Credit Agreement dated as of November 18, 1993, as amended by amendments dated as of August 1, 1994 and December 1, 1994 (as amended, the "CREDIT AGREEMENT"; the terms defined in the Credit Agreement are used in this Amendment as in the Credit Agreement unless otherwise defined in this Amendment).

     The Borrower and the Banks have agreed to amend the Credit Agreement as hereinafter provided with respect to, among other things, the maturity date of the Loans, certain financial covenants, and pricing for Eurodollar Loans.

     SECTION 1. MODIFICATION OF CREDIT AGREEMENT TO EXTEND MATURITY DATE. Subject to the satisfaction of the conditions precedent set forth in SECTION 3 hereof, the Credit Agreement is hereby amended as of November 29, 1995 by deleting the definition of the term "Maturity Date" contained in SECTION 1.01 of the Credit Agreement and substituting the following therefor:

          "MATURITY DATE" means February 15, 1999, provided that if such date is not a Banking Day, the Maturity Date shall be the next succeeding Banking Day (or, if such next succeeding Banking Day falls in the next calendar month, the next preceding Banking Day).

     SECTION 2. OTHER MODIFICATIONS OF CREDIT AGREEMENT. The Credit Agreement is, effective as of the Third Amendment Date and subject to the satisfaction of the conditions precedent set forth in SECTION 3 hereof, hereby amended as follows:

     a. The following definitions set forth in SECTION 1.01 are hereby amended to read as follows:

     "GUARANTOR" means all present and future subsidiaries of the Borrower including, but not limited to, Caligor Physicians & Hospital Supply Corp., Diagnostic Leasing Corp. (to be known as Stone Medical Supply Corporation), Harrisburg Surgical Supply, Inc., Healer Products, Inc., MBM Hospital Supply Corp., and Stone Medical Supply Corporation (originally known as Diagnostic Leasing Corp.; the listing of both names, "Diagnostic Leasing Corp." and "Stone Medical Supply Corporation," is in anticipation of a name change and is not meant to imply two distinct Guarantors).

     "MARGIN" means (a) for a Variable Rate Loan, 1/4%; and (b) for a Eurodollar Loan, as set forth in Subsection 2.06(b).

     b. The terms "CONSOLIDATED EBIT" and "REDUCED EURODOLLAR MARGIN" set forth in SECTION 1.01 are hereby deleted.

     c. SECTION 1.01 is hereby amended by adding thereto the following definitions in their appropriate alphabetical order:

     "CONSOLIDATED EBITA" means, for any period, net sales, less cost of goods sold, less Operating Expenses, plus gross interest expense and financing costs and amortization, of the Borrower and its Consolidated Subsidiaries, as determined on a consolidated basis in accordance with GAAP.

     "LEVERAGE RATIO" has the meaning given to it in SECTION 9.04.

     d. The term "OPERATING COSTS" contained in SECTION 1.01 is hereby changed to "OPERATING EXPENSES."

     e. SUBSECTION 2.06(b) is hereby deleted and the following substituted therefor:

     (b) The Margin that shall apply to Eurodollar Loans is set forth below and is based on Borrower's Leverage Ratio as at the end of Borrower's most recent financial quarter:

          -------------------------------------------------------------
          LEVERAGE RATIO                          MARGIN
          -------------------------------------------------------------
          Less than or equal to 1.00 to 1.00      100.00 basis points
          -------------------------------------------------------------
          Greater than 1.00 to 1.00 but less      112.50 basis points
          than or equal to 1.25 to 1.00
          -------------------------------------------------------------
          Greater than 1.25 to 1.00 but less      125.00 basis points
          than or equal to 1.50 to 1.00
          -------------------------------------------------------------
          Greater than 1.50 to 1.00 but less      137.50 basis points
          than or equal to 1.75 to 1.00
          -------------------------------------------------------------
          Greater than 1.75 to 1.00 but less      150.00 basis points
          than or equal to 2.00 to 1.00
          -------------------------------------------------------------
          Greater than 2.00 to 1.00 but less      175.0  basis points
          than or equal to 2.50 to 1.00
          -------------------------------------------------------------
          Greater than 2.50 to 1.00               200.00 basis points
          -------------------------------------------------------------


For each Eurodollar Loan, Eurodollar Margin adjustments resulting from such calculations shall become effective on the first day of the Interest Period applicable to such Loan and shall be fixed for the entirety of such Interest Period, except that, in the case of an Interest Period greater than three (3) months, the Eurodollar Margin shall be subject to adjustment at three-month intervals after the first day of such

Interest Period and such adjusted Eurodollar Margin shall be effective for the balance of such Interest Period, or three-month period, whichever is less. The Agent shall notify each Bank whenever a Eurodollar Margin adjustment becomes effective.

     f. SUBSECTION 2.06(e) is hereby deleted and the following substituted therefor:

     (e) Accrued interest on each Loan shall be due and payable in arrears upon any payment of principal or conversion and on the first day of each month, commencing on the first such date after such Loan; provided that interest accruing at the Default Rate shall be due and payable from time to time on demand of the Agent.

     g.   SECTION 9.04 is hereby deleted and the following substituted therefor:

          SECTION 9.04. LEVERAGE RATIO. The Borrower shall maintain at all times a ratio of (a)(i) total liabilities of the Borrower and its Consolidated Subsidiaries less (ii) Approved Subordinated Debt DIVIDED BY (b)(i) net worth of the Borrower and its Consolidated Subsidiaries PLUS (ii) Approved Subordinated Debt LESS (iii) intangible assets of the Borrower and its Consolidated Subsidiaries, as of the end of each fiscal quarter of Borrower of not more than
2.75 to 1.00.

     h.   SECTION 9.05 is hereby deleted and the following substituted therefor:

          SECTION 9.05. INTEREST COVERAGE RATIO. The Borrower shall maintain a ratio of Consolidated EBITA to Consolidated Interest Expense, measured at the end of each fiscal quarter for a period comprised of such fiscal quarter and the three immediately preceding fiscal quarters, of not less than 2.50 to 1.00.

     i. The schedule to EXHIBIT A-1 is hereby deleted and a new schedule to EXHIBIT A-1, in the form of EXHIBIT A to this Amendment, is substituted therefor.

     SECTION 3. CONDITION OF EFFECTIVENESS. This Amendment shall become effective as of the Third Amendment Date (except for SECTION 1, which shall become effective as of November 29, 1995) on the date (the "AMENDMENT CLOSING DATE") on which all of the following conditions have been fulfilled:

     a. THIS AMENDMENT. The Borrower, the Banks and the Agent shall each have executed and delivered this Amendment;

     b. AMENDMENT TO NOTE. The Borrower, the Banks and the Agent shall each have executed and delivered an amendment to the Note evidencing Variable Rate and Eurodollar Loans, which amendment shall modify the schedule to such Note consistent with the modification in Exhibit A to this Amendment.

     c. EVIDENCE OF CORPORATE ACTION BY BORROWER. The Agent shall have received a certificate of the Secretary or Assistant Secretary of the Borrower (dated the Amendment Closing Date) attesting to all corporate action taken by the Borrower, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of this Amendment, and each other document to be delivered pursuant to or in connection with this Amendment, together with a certificate of good standing from the state of its incorporation, dated no more than ten (10) days prior to the Amendment Closing Date;

     d. OFFICER'S CERTIFICATE. The following statements shall be true and the Agent shall have received a certificate (dated the Amendment Closing Date) signed by a duly authorized officer of the Borrower stating that to the best of his knowledge:

          i. The representations and warranties contained in Article VI of the Credit Agreement and in each of the other Facility Documents are correct on and as of November 29, 1995, the Third Amendment Date and the Amendment Closing Date as though made on and as of such dates; and

          ii. No Default or Event of Default has (after giving effect to this Amendment) occurred and is continuing, or would result from the execution and performance by the Borrower of this Amendment or the Credit Agreement (as amended by this Amendment) or any of the other Facility Documents; and

          iii. There has been no material adverse change in the business, operations, assets or condition (financial or otherwise) of the Borrower since the date of the most recent financial statements provided to the Agent.

     e. GUARANTOR'S CONSENT. The Agent shall have received a Guarantor's Consent in substantially the form of Exhibit B hereto duly executed by each Guarantor.

     f. EVIDENCE OF CORPORATE ACTION BY EACH GUARANTOR. The Agent shall have received a certificate of the Secretary or Assistant Secretary of each Guarantor (dated the Amendment Closing Date) attesting to all corporate action taken by such Guarantor, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of this Amendment, and each other document to be delivered pursuant to or in connection with this Amendment, together with a certificate of good standing from the state of its incorporation, dated no more than ten (10) days prior to the Amendment Closing Date;

     g. GUARANTORS' OFFICER'S CERTIFICATE. With respect to each Guarantor, the following statements shall be true and the Agent shall have received a certificate dated the Third Amendment Date) signed by a duly authorized officer of each respective Guarantor stating that to the best of his knowledge:

          i. The representations and warranties contained each of the Facility Documents to which such Guarantor is a party are correct on and as of November 29, 1995, the Third Amendment Date and the Amendment Closing Date as though made on and as of such dates; and

          ii. No Default or Event of Default has (after giving effect to this Amendment) occurred and is continuing, or would result from the execution and performance by such Guarantor of the Guarantor's Consent or any of the other Facility Documents to which such Guarantor is a party; and

          iii. There has been no material adverse change in the business, operations, assets or condition (financial or otherwise) of such Guarantor since the date of the most recent financial statements provided to the Agent.

     h. OPINION OF COUNSEL FOR BORROWER AND GUARANTORS. The Agent shall have received a favorable opinion of counsel for the Borrower and each Guarantor (dated the Amendment Closing Date), in substantially the form of Exhibit C hereto and as to such other matters as the Agent may reasonably request.

     i. ADVISORY FEE. The Agent shall have received from the Borrower an Advisory Fee in the amount of $30,000.

     j. EVIDENCE RE: STONE MEDICAL SUPPLY CORPORATION. The Agent shall have received (i) evidence that Stone Medical Supply Corp. shall have merged into Diagnostic Leasing Corp. pursuant to the terms of a letter between the Agent and the Borrower dated as of November 2, 1995 and that Diagnostic Leasing Corp. shall have changed its name to Stone Medical Supply Corporation, and (ii) fully executed UCC-3's amending the UCC-1 filings against Diagnostic Leasing Corp. in favor of the Agent so that the debtor thereon shall be Stone Medical Supply Corporation.

     k. ADDITIONAL DOCUMENTATION. Such other approvals, opinions, or documents as the Agent may reasonably request.

     SECTION 4. CONDITION SUBSEQUENT. The Borrower shall use its best efforts to obtain a landlord's waiver, in substantially the form of EXHIBIT D hereto, from the landlord of the premises leased by the Borrower at 846 Pelham Parkway, Pelham, New York and, upon written request from the Agent, from such other landlords of premises leased by the Borrower and/or any of the Guarantors as the Agent may reasonably request.

     SECTION 5.     REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

     a. Upon the effectiveness of SECTION 1 and SECTION 2 hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other Facility Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     b. Except as specifically amended above, the Credit Agreement and the Notes, and all other Facility Documents, shall remain in full force and effect and are hereby ratified and confirmed.

     c. The execution, delivery and effectiveness of this amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Banks under any of the Facility Documents, nor constitute a waiver of any provision of any of the Facility Documents.

     SECTION 6. COSTS AND EXPENSES. The Borrower agrees to reimburse the Agent within ten (10) days following the Amendment Closing Date for all actual costs, expenses and charges (including, without limitation, the legal fees (not to exceed $4,000) and disbursements of legal counsel for the Agent) incurred by the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

     SECTION 7. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     SECTION 9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                        MICRO BIO-MEDICS, INC.,
                                        Borrower


                                        By:
                                             -------------------------------
                                        Bruce Haber,
                                        President


                                        THE CHASE MANHATTAN BANK, N.A.,
                                        Agent

                                        By:
                                             -------------------------------
                                        Thomas L. Lewis,
                                        Second Vice President

                                        THE CHASE MANHATTAN BANK, N.A.


                                        By:
                                             -------------------------------
                                        Thomas L. Lewis,
                                        Second Vice President


                                        FLEET BANK


                                        By:
                                             -------------------------------
                                        Michael DiSalvo
                                        Vice President

                                ACKNOWLEDGEMENTS


STATE OF NEW YORK     )
                      )ss.:
COUNTY OF WESTCHESTER )

     On the fifth day of February 1996, before me personally came Bruce Haber, to me known, who, being by me duly sworn, did depose and say that he has an address at 846 Pelham Parkway, Pelham, New York 10803; that he is the President of MICRO BIO-MEDICS, INC., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                               ---------------------------------
                                               NOTARY PUBLIC


STATE OF NEW YORK     )
                      )ss.:
COUNTY OF WESTCHESTER )

     On the fifth day of February 1996, before me personally came Thomas L. Lewis, to me known, who, being by me duly sworn, did depose and say that he has an address at 31 Mamaroneck Avenue, White Plains, New York 10601; that he is a Second Vice President of THE CHASE MANHATTAN BANK, N.A., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                               ---------------------------------
                                               NOTARY PUBLIC


STATE OF NEW YORK     )
                      )ss.:
COUNTY OF WESTCHESTER )

     On the fifth day of February 1996, before me personally came Michael DiSalvo, to me known, who, being by me duly sworn, did depose and say that he has an address at 1051 Union Avenue, Newburgh, New York 12550; that he is a Vice President of FLEET BANK, the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                               ---------------------------------
                                               NOTARY PUBLIC

                                    EXHIBIT A
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                   SCHEDULE TO EXHIBIT A-1 OF CREDIT AGREEMENT
                           SCHEDULE TO PROMISSORY NOTE

-------------------------------------------------------------------------------------------------------
DATE           EURODOLLAR          VARIABLE RATE       AMOUNT OF           BALANCE             NOTATION
               LOAN AMOUNT         LOAN AMOUNT         PAYMENT             OUTSTANDING         BY
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

                                    EXHIBIT B
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                               GUARANTOR'S CONSENT


     Reference is made to the Credit Agreement dated as of November 18, 1993 between Micro Bio-Medics, Inc., a New York corporation, and The Chase Manhattan Bank, N.A. a national banking association, and Fleet Bank, a New York banking corporation, as amended by amendments dated as of August 1, 1994 and December 1, 1994 (as amended, the "Credit Agreement"; the terms defined in the Credit Agreement are used in this Amendment as in the Credit Agreement unless otherwise defined in this Guarantor's Consent), and as further amended by the Third Amendment to Credit Agreement dated as of December 1, 1995 (the "Third Amendment").

     Reference is also made to the Guaranty dated as of November 18, 1993 made by the undersigned corporation for the benefit of the Banks (the "Guaranty") with respect to the obligations of the Borrower to the Banks.

     The undersigned hereby consents to the Third Amendment and hereby confirms and agrees that the Guaranty, along with all security therefor, is, and shall continue to be, in full force and effect.

                                        GUARANTOR


                                        By:
                                             ---------------------------------
                                             Name:
                                             Title:

                                    EXHIBIT C
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                               OPINION OF COUNSEL

                                    EXHIBIT D
                                       TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                LANDLORD'S WAIVER

     LANDLORD'S WAIVER dated as of _______________________, 1996 made by __________________________________, a ____________________________, with an address at _________________________________________ ("Landlord"), in favor of
THE CHASE MANHATTAN BANK, N.A., with an address at 31 Mamaroneck Avenue, White Plains, New York 10601, as agent (the "Agent") for THE CHASE MANHATTAN BANK, N.A. and FLEET BANK (the "Banks") under a Credit Agreement dated November 18, 1993 among MICRO BIO-MEDICS, INC. (the "Borrower") and the Banks (as amended from time to time, the "Credit Agreement").

     PRELIMINARY STATEMENT. Pursuant to the terms of the Credit Agreement, Borrower has granted to the Agent for the benefit of the Banks a security interest in, among other things, all of its equipment and inventory (the "Collateral"), as security for financial accommodations under the Credit Agreement. All or a portion of the Collateral is or shall be located at ____________________ (the "Premises"), premises owned by Landlord and leased to Borrower. It is a condition to the making of loans to Borrower under the Credit Agreement that Borrower obtain from Landlord this Agreement and Waiver with respect to the Collateral.

     AGREEMENT AND WAIVER. Subject to the terms hereof, Landlord by this agreement does hereby waive and relinquish to the Agent, its successors and assigns, all rights, claims and demands of every kind against the Collateral now located or to be located on the Premises which Landlord now has or may hereafter acquire on any of the Collateral. Landlord agrees that the Collateral shall at all times be considered to be personal property and shall not constitute a fixture or become part of the Premises. In the event of a default by Borrower in the performance of its obligations under the Credit Agreement, the Agent may enter and remain on the Premises for the purposes of repossessing, removing, selling or otherwise dealing with the Collateral or any part thereof for a period of up to 60 days after the Agent provides notice to Landlord without objection, delay, hindrance or interference by Landlord, and in such case Landlord will make no claim or demand whatsoever against the Collateral so long as the Agent is in possession of the Premises. Landlord further agrees that it shall give the Agent not less than 60 days written notice if the Agent shall be required to remove the Collateral.

     This Waiver shall be binding upon successors, transferees and assigns of Landlord and shall inure to the benefit of the successors and assigns of the Agent and the Banks.

     In witness whereof, Landlord has executed this Agreement and Waiver this _____ day of __________, 1996.

CORPORATE SEAL                                    (LANDLORD)
Attest:                                           By:
                                                       -------------------------
                                                       Name and Title:
--------------------------